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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): February 24, 2004
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                               LUCILLE FARMS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                        1-12506                    13-2963923
-------------------------       ---------------------        -------------------
(State or Other Juris-          (Commission File No.)           (IRS Employer
diction of Incorporation)                                    Identification No.)


150 River Road, Montville, New Jersey                             07045
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
                                                   ---------------


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99.1     Press release, dated February 24, 2004.


ITEM 12. Results of Operations and Financial Condition.

On February 24, 2004, the Registrant announced results for its third quarter ended December 31, 2003. A copy of the press release is attached as an exhibit.


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                                   Signatures:
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    LUCILLE FARMS, INC.



                                    By:
                                       ----------------------------------------
                                    Jay Rosengarten, Chief Executive Officer




Date: February 24, 2004


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                                  Exhibit Index
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No.                                    Description
---                                    -----------

99.1                                   Press release, dated February 24, 2004.


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